Advisors Disciplined Trusts 2115, 2118, 2124, 2125, 2126, 2127, 2128, 2130, 2131, 2132, 2136, and 2141

Supplement to the Prospectus

Pursuant to a merger agreement signed on September 1, 2022, a subsidiary of Sun Life Financial Inc. (“Sun Life”) will acquire a majority interest in AAM’s parent company, AAM Holdings, Inc. (“AAM Holdings”) (the “Transaction”). In addition, Sun Life will receive annually recurring call options to acquire the remaining interests in AAM Holdings, beginning approximately five years from the closing of the Transaction, and if Sun Life does not exercise such call options, the other stockholders of AAM Holdings will have annually recurring put options to sell the remaining interests to Sun Life. The Transaction is expected to be completed during the first half of 2023, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals. There will be no change in any trust’s investment objective or principal investment strategy in connection with the Transaction. In addition, there will be no change in the members of the sponsor’s team that perform the responsibilities of the sponsor for each trust in connection with the Transaction.

Supplement Dated: October 21, 2022